Praxis Growth Index Fund Class A Shares (MGNDX) and Class I Shares (MMDEX) Summary Prospectus April 30, 2019

Before you invest, you may want to review the Praxis Growth Index Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com/resources/prospectuses-and-reports. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to praxisinfo@everence.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Praxis Mutual Funds’ shareholder reports, including annual and semi-annual reports, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.praxismutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-977-2947 or enrolling online at www.praxismututalfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Praxis Mutual Funds, you can call 800-977-2947. Your election to receive reports in paper will apply to all funds held with the Praxis Mutual Funds or your financial intermediary.

Investment Objective

The Growth Index Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay a fee to a broker or other financial firm on purchases and sales of Class I shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 57 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.27%	0.13%
Total Annual Fund Operating Expenses	0.82%	0.43%

[1]	Includes indirect expenses of securities of other mutual funds held by the Fund, if any.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 604	$ 773	$ 956	$ 1,485
Class I	$ 44	$ 138	$ 241	$ 542

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Praxis Growth Index Fund

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.24 percent of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. equity securities and seeks to reflect the performance of the U.S. large capitalization growth equities market, as measured by the S&P 5001 Growth Index, its benchmark index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Typically, the Fund invests substantially more than 80 percent of the value of its assets in such securities. The benchmark index consists of those stocks in the S&P 500 Index determined to exhibit the strongest “growth” characteristics based on sales growth, earnings change to price and momentum ratios. The Fund seeks to avoid companies that are deemed inconsistent with the Stewardship Investing core values, as discussed below. In addition, the Adviser uses optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index, including risk and return characteristics. The Adviser determines whether to sell an investment based upon its assessment of the relative costs and benefits of continuing to hold an investment versus replacing it with other available investments, in light of the Fund’s investment objective, strategy and the characteristics of the overall portfolio.

Stewardship Investing

The Fund also analyzes potential investments for their ability to reflect certain core social values including:

● Respecting the dignity and value of all people

● Building a world at peace and free from violence

● Demonstrating a concern for justice in a global society

● Exhibiting responsible management practices

● Supporting and involving communities

● Practicing environmental stewardship

Principal Investment Risks

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization growth stocks will trail returns from other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better — or worse — than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of Stewardship Investing screens may contribute to tracking error.

FUND PERFORMANCE

The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The returns assume reinvestment of all dividends and distributions. The bar chart shows how the performance of the Class A shares has varied from year to year for the last 10 years. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected in the bar chart, returns would have been lower. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.

Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.praxismutualfunds.com

[1]	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

Praxis Growth Index Fund

After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for Class I shares. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A — Annual Total Return Chart For the Periods Ended December 31, 2018

Best Quarter	Quarter Ended March 31, 2012	15.66%
Worst Quarter	Quarter Ended December 31, 2018	(14.29)%

Average Annual Total Returns For the Periods Ended December 31, 2018 (with maximum sales charge)	Class A	1 Year	5 Years	10 Years
Return Before Taxes		(5.31)%	8.71%	13.68%
Return After Taxes on Distributions		(6.37)%	8.19%	13.37%
Return After Taxes on Distributions and Sale of Fund Shares		(2.50)%	6.84%	11.52%
S&P 500 Growth Index
(reflects no deduction for fees, expenses or taxes)		(0.01)%	10.55%	14.81%

Average Annual Total Returns For the Periods Ended December 31, 2018	Class I	1 Year	5 Years	10 Years
Return Before Taxes		0.39%	10.35%	14.79%
S&P 500 Growth Index
(reflects no deductions for fees, expenses or taxes)		(0.01)%	10.55%	14.81%

You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Dale Snyder, CFA®, has served as the portfolio manager of the Fund since June 17, 2013.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Praxis Growth Index Fund

Minimum Investments Per Fund

Class A

Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:

1) If you establish an automatic investment plan equal to the subsequent investment minimum;

2) If you are contributing to 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual fee of $25 will be assessed in July to each of your Praxis Mutual Fund accounts that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 54 of the Fund’s prospectus for more information.

Class I

Account Type	Initial	Subsequent
Non-Retirement	$100,000	NA
Retirement	$100,000	NA

The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section titled “Investing in the Funds” on page 33 of the Fund’s prospectus.

INVESTING IN THE FUNDS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non-U.S. trust or estate, corporation or partnership. Investment in the Funds by non-U.S. investors may be permitted on a case-by-case basis, at the sole discretion of the Funds.

Purchasing Fund Shares. You generally may buy and sell shares on any day the New York Stock Exchange (“NYSE”) is open (a “Business Day”).

Selling Fund Shares. In general, you may redeem shares on any Business Day:

●	Through your financial intermediary;

●	By writing to Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701;

●	Via overnight service Praxis Mutual Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;

●	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or

●	Via the Systematic Withdrawal Plan, if you have elected this option.

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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